UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-23720

Cohen & Steers Real Estate Opportunities and Income Fund

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2022

Item 1. Reports to Stockholders.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

To Our Shareholders:

We would like to share with you our report for the period February 24, 2022 (commencement of investment operations) through June 30, 2022. The total returns for Cohen & Steers Real Estate Opportunities and Income Fund (the Fund) and its comparative benchmarks were:

For the Period February 24, 2022 (commencement of investment operations) through June 30, 2022
Cohen & Steers Real Estate Opportunities and Income Fund at Net Asset Value[a]	–11.06%
Cohen & Steers Real Estate Opportunities and Income Fund at Market Value[a]	–17.88%
Blended Benchmark—70% FTSE Nareit All Equity REITs Index/30% Preferred Blend (50% ICE BofA US IG Institutional Capital Securities Index, 25% ICE BofA Core Fixed Rate Preferred Securities Index and 25% Bloomberg Developed Market USD Contingent Capital Securities Index)[b]	–7.81%
S&P 500 Index[b]	–11.24%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund expects to make regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]	For benchmark descriptions, see page 6.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Market Review

From the Fund’s February 24, 2022 inception through June 30, 2022, U.S. real estate securities declined along with the broader equities market. Amid ongoing supply chain challenges, the U.S. economy slowed abruptly and inflation climbed to a 40-year high as Russia’s invasion of Ukraine in late February led to a pronounced increase in prices for energy and other commodities. Bond yields rose meaningfully and the Federal Reserve (along with most major central banks) began to aggressively raise interest rates to slow demand to check persistently high inflation. While real estate fundamentals generally remained sound, slower growth and higher inflation clouded the outlook for REITs, particularly for sectors lacking pricing power.

Fund Performance

The Fund had a negative total return in the period and underperformed its blended benchmark on both a NAV and market price basis.

Among REIT common shares, infrastructure was the top performing sector, rising on healthy leasing activity from wireless carriers rolling out 5G telecom equipment and as mobile data usage continues to grow. Data centers declined but outperformed other sectors. Tenant demand has shown no signs of abating, with capital spending for cloud computing expected to accelerate in 2022, for instance. The Fund’s stock selection in infrastructure and data centers contributed to relative performance. Most notably, the portfolio held an overweight position in American Tower, which raised its full-year guidance, announced a joint venture on a data center acquisition and issued less stock than was expected, thus removing an equity overhang.

Demand for warehouse space remained high, but expectations for the industrial sector diminished with Amazon’s plans to scale back the growth of its logistics space usage. In recent years, the internet retailer played a key role in industrial space leasing. However, it is believed that other retailers will continue to add warehouse space, mostly offsetting Amazon’s curtailed plans. The portfolio’s overweight allocation in industrial detracted from relative returns, although this was partially offset by favorable security selection in the sector. Contributors included an overweight in refrigerated warehouse specialist Americold, which outperformed as improvements in labor availability translated into better production, higher inventory and pricing power for the company.

Despite continued strong demand (and having short-duration leases that can quickly adjust in inflationary conditions), self storage companies trailed the benchmark on the prospect that a slower economy this year and next could erase the occupancy gains the sector experienced during the pandemic. The Fund’s overweight and stock selection in the self storage sector detracted from relative performance.

Hotels—another short-lease-duration property type—continued to see a rebound in business and leisure travel. However, hotel shares underperformed amid concerns about the slowing economy. The Fund’s non-investment in hotels contributed to relative performance.

Among residential sectors, single family homes for rent outperformed as home affordability worsened with sharply higher mortgage rates and the growth in home values. Apartment landlords underperformed despite demographic tailwinds and a healthy jobs market. The Fund’s overweight in single family homes aided relative performance, while stock selection in apartments hindered relative

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

returns. Detractors included having no investment in student housing provider American Campus Communities, which rose as the company agreed to be acquired by a private equity firm in an all-cash deal.

Many retail property companies reported record leasing volumes and strong leasing spreads in the period. Despite historically being interest rate-sensitive, net lease property owners outperformed the benchmark given their stable cash flows with long leases amid evidence of solid external growth and increased odds of a recession. The Fund’s overweight and selection in free standing REITs aided relative performance. Shopping center and regional mall companies underperformed the index on the marked deterioration in consumer sentiment and its implications for tenants. The portfolio’s beneficial underweight in shopping centers was more than offset by adverse security selection in the sector. The portfolio’s overweight allocation in the mall sector (via a position in Simon Property Group) detracted from relative returns. The shares declined meaningfully despite strong demand for Simon’s portfolio of high-quality assets, as concerns of a consumer slowdown took precedence.

Office REITs declined materially, as earnings results underscored a difficult leasing environment. Although the number of daily commuters to offices continues to climb, occupancies are still below 50% and the long-term impact on tenant demand due to work-from-home policies remains uncertain, which has also affected asset values. The Fund’s underweight allocation and selection in the office sector contributed to relative performance.

Timber REITs underperformed as lumber prices declined materially. With rising mortgage rates and home prices, affordability is stretched and home sales have begun slowing, which we think could impact lumber prices in the future. Our avoidance of the sector due to valuation concerns aided relative returns.

Health care was a relative outperformer, declining less than other REIT sectors as investors favored the shares for the stability of the companies’ rents. While overweight allocation in health care contributed to relative performance, the positive effect was largely offset by adverse security selection in the sector.

Preferred securities also had broad-based declines by sector. The macro headwinds rattling financial markets notwithstanding, fundamentals for issuers of preferreds remained generally solid. Banks, which are a substantial issuer of preferreds, reported earnings that continued to be encouraging from a credit perspective. Positive factors reported by banks included continued strong credit quality, loan growth, expanding net interest margins and better-than-expected trading activity revenues. Capital ratios declined modestly as excess capital was returned to shareholders in the form of large stock buybacks. Overall, however, banks’ capital ratios remained at high levels and well above regulatory minimums in the U.S. as well as Europe. The insurance sector slightly outperformed the overall preferreds market, with property & casualty companies enjoying significant premium growth with the recovering economy, while life insurers benefited from a declining overall Covid impact and from solid results in their investment portfolios.

The Fund’s security selection in preferred securities aided relative returns, as did the timing of our allocations. Contributors included favorable selection in the banking, brokerage and insurance sectors. This was partly due to out-of-index positions in certain fixed-to-floating rate securities with relatively short durations, as well as our non-investment in certain highly interest rate-sensitive securities.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), detracted significantly from the Fund’s performance from its February 24, 2022 inception through June 30, 2022.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing current income. These contracts detracted from the Fund’s performance from its February 24, 2022 inception through June 30, 2022.

In connection with its use of leverage, the Fund pays interest on a portion of its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of swaps contributed to the Fund’s performance from its February 24, 2022 inception through June 30, 2022.

The Fund also used forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency forwards did not have a material effect on the Fund’s total return from its February 24, 2022 inception through June 30, 2022.

Sincerely,

WILLIAM F. SCAPELL	JASON YABLON
Portfolio Manager	Portfolio Manager

ELAINE ZAHARIS-NIKAS	JERRY DOROST
Portfolio Manager	Portfolio Manager

MATHEW KIRSCHNER	YIGAL JHIRAD
Portfolio Manager	Portfolio Manager

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2022

	1 Year	5 Years	10 Years	Since Inception[a]
Fund at NAV	—	—	—	–11.06%
Fund at Market Value	—	—	—	–17.88%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

[a]	Commencement of investment operations was February 24, 2022.

Benchmark Description

The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The ICE BofA US IG Institutional Capital Securities Index tracks the performance of US dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the US domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate US dollar-denominated preferred securities issued in the US domestic market, excluding $1000 par securities. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The S&P 500 Index is an unmanaged index of 500 large capitalization stocks that is frequently used as a general measure of U.S. stock market performance. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund’s portfolio.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2022, leverage represented 33% of the Fund’s managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital through 2027 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	33%
% Variable Rate Financing	15%
Variable Rate	2.4%
% Fixed Rate Financing[c]	85%
Weighted Average Rate on Fixed Financing	2.8%
Weighted Average Term on Fixed Financing	3.8 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]	Data as of June 30, 2022. Information is subject to change.
[b]	See Note 7 in Notes to Financial Statements.
[c]	Represents fixed payer interest rate swap contracts on variable rate borrowing.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

June 30, 2022

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Managed Assets

American Tower Corp.	$34,645,991	7.9
Prologis, Inc.	29,840,511	6.8
Realty Income Corp.	19,869,599	4.5
Welltower, Inc.	19,806,822	4.5
Invitation Homes, Inc.	17,223,388	3.9
Digital Realty Trust, Inc.	15,617,381	3.6
Public Storage	14,525,710	3.3
Crown Castle International Corp.	13,350,345	3.0
Simon Property Group, Inc.	12,831,001	2.9
Mid-America Apartment Communities, Inc.	12,609,951	2.9

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdownb

(Based on Managed Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2022 (Unaudited)

		Shares	Value
COMMON STOCK	102.2%
COMMUNICATIONS—TOWERS	16.4%
American Tower Corp.[a]		135,553	$34,645,991
Crown Castle International Corp.[a]		79,287	13,350,345

			47,996,336

REAL ESTATE	85.8%
DATA CENTERS	8.0%
Digital Realty Trust, Inc.[a]		120,291	15,617,381
Equinix, Inc.[a]		11,799	7,752,179

			23,369,560

HEALTH CARE	9.5%
Healthpeak Properties, Inc.[a]		304,174	7,881,148
Welltower, Inc.[a]		240,520	19,806,822

			27,687,970

INDUSTRIALS	16.8%
Americold Realty Trust, Inc.[a]		258,578	7,767,683
EastGroup Properties, Inc.[a]		34,839	5,376,703
First Industrial Realty Trust, Inc.[a]		131,382	6,238,017
Prologis, Inc.[a]		253,638	29,840,511

			49,222,914

NET LEASE	10.6%
Gaming and Leisure Properties, Inc.[a]		138,709	6,361,195
Realty Income Corp.[a]		291,087	19,869,599
Spirit Realty Capital, Inc.[a]		67,583	2,553,286
VICI Properties, Inc.[a]		78,065	2,325,556

			31,109,636

OFFICE	3.0%
Highwoods Properties, Inc.[a]		174,641	5,970,976
Piedmont Office Realty Trust, Inc., Class Aa		207,934	2,728,094

			8,699,070

RESIDENTIAL	21.4%
APARTMENT	10.6%
Apartment Income REIT Corp.[a]		52,179	2,170,647
Camden Property Trust[a]		68,567	9,220,890
Mid-America Apartment Communities, Inc.[a]		72,193	12,609,951
UDR, Inc.[a]		154,356	7,106,550

			31,108,038

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Shares	Value
MANUFACTURED HOME	2.7%
Sun Communities, Inc.[a]		50,484	$8,045,131

SINGLE FAMILY	8.1%
American Homes 4 Rent, Class Aa		180,122	6,383,524
Invitation Homes, Inc.[a]		484,075	17,223,388

			23,606,912

TOTAL RESIDENTIAL			62,760,081

SELF STORAGE	9.9%
CubeSmart[a]		138,166	5,902,451
Life Storage, Inc.[a]		77,310	8,632,435
Public Storage[a]		46,457	14,525,710

			29,060,596

SHOPPING CENTERS	6.6%
COMMUNITY CENTER	2.2%
Kimco Realty Corp.[a]		203,586	4,024,895
Kite Realty Group Trust[a]		145,339	2,512,911

			6,537,806

REGIONAL MALL	4.4%
Simon Property Group, Inc.[a]		135,177	12,831,001

TOTAL SHOPPING CENTERS			19,368,807

TOTAL REAL ESTATE			251,278,634

TOTAL COMMON STOCK (Identified cost—$333,243,113)			299,274,970

PREFERRED SECURITIES—$25 PAR VALUE	10.5%
BANKS	3.8%
Bank of America Corp., 6.00%, Series GGa,b		33,000	831,930
Bank of America Corp., 5.875%, Series HHa,b		66,000	1,630,200
Bank of America Corp., 5.375%, Series KKa,b		5,931	135,998
Citigroup, Inc., 7.125% to 9/30/23, Series Ja,b,c		38,223	977,744
Citigroup, Inc., 6.875% to 11/15/23, Series Ka,b,c		46,411	1,194,155
Dime Community Bancshares, Inc., 5.50%[a,b]		59,000	1,212,450
Fifth Third Bancorp, 6.00%, Series Ab		22,871	558,281
Goldman Sachs Group, Inc./The, 5.50% to 5/10/23, Series Ja,b,c		25,500	623,220
JPMorgan Chase & Co., 5.75%, Series DDa,b		43,000	1,071,130

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Shares	Value
JPMorgan Chase & Co., 6.00%, Series EEa,b		30,000	$766,200
Synovus Financial Corp., 5.875% to 7/1/24, Series Eb,c		20,000	496,600
Wells Fargo & Co., 6.625% to 3/15/24, Series Ra,b,c		38,652	999,154
Wintrust Financial Corp., 6.875% to 7/15/25, Series Eb,c		25,000	645,750

			11,142,812

ELECTRIC	0.5%
Duke Energy Corp., 5.75%, Series Aa,b		15,000	378,150
WESCO International, Inc., 10.625% to 6/22/25, Series Aa,b,c		37,000	1,014,540

			1,392,690

FINANCIAL	2.4%
DIVERSIFIED FINANCIAL SERVICES	0.5%
Oaktree Capital Group LLC, 6.625%, Series Aa,b		38,000	932,900
Oaktree Capital Group LLC, 6.55%, Series Bb		19,994	472,858

			1,405,758

INVESTMENT BANKER/BROKER	1.9%
Charles Schwab Corp./The, 5.95%, Series Db		25,000	623,750
Morgan Stanley, 7.125% to 10/15/23, Series Ea,b,c		31,504	826,350
Morgan Stanley, 6.875% to 1/15/24, Series Fb,c		25,000	644,000
Morgan Stanley, 6.375% to 10/15/24, Series Ia,b,c		91,254	2,312,377
Morgan Stanley, 5.85% to 4/15/27, Series Ka,b,c		50,799	1,256,259

			5,662,736

TOTAL FINANCIAL			7,068,494

INDUSTRIALS—CHEMICALS	0.5%
CHS, Inc., 7.875%, Series 1[b]		14,862	406,327
CHS, Inc., 7.10% to 3/31/24, Series 2[b,c]		10,500	271,425
CHS, Inc., 7.50%, Series 4[b]		35,754	941,760

			1,619,512

INSURANCE	0.7%
LIFE/HEALTH INSURANCE	0.5%
Athene Holding Ltd., 6.375% to 6/30/25, Series Ca,b,c		34,100	866,140
Athene Holding Ltd., 4.875%, Series Da,b		24,721	452,889

			1,319,029

MULTI-LINE	0.1%
Kemper Corp., 5.875% to 3/15/27, due 3/15/62[a,c]		16,050	396,435

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Shares	Value
REINSURANCE—FOREIGN	0.1%
RenaissanceRe Holdings Ltd., 5.75%, Series F (Bermuda)[b]		10,114	$233,734

TOTAL INSURANCE			1,949,198

INTEGRATED TELECOMMUNICATIONS SERVICES	0.9%
AT&T, Inc., 5.00%, Series Aa,b		57,000	1,179,330
AT&T, Inc., 4.75%, Series Ca,b		45,000	861,750
Telephone and Data Systems, Inc., 6.625%, Series UUa,b		26,500	536,360

			2,577,440

PIPELINES	0.6%
Energy Transfer LP, 7.60% to 5/15/24, Series Ea,b,c		80,500	1,875,650

PIPELINES—FOREIGN	0.2%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)[c]		25,300	626,681

REAL ESTATE	0.5%
DATA CENTERS	0.3%
DigitalBridge Group, Inc., 7.15%, Series Ib		20,615	443,223
DigitalBridge Group, Inc., 7.125%, Series Jb		19,482	419,837

			863,060

INDUSTRIALS	0.0%
Rexford Industrial Realty, Inc., 5.875%, Series Bb		3,039	75,519

OFFICE	0.2%
Hudson Pacific Properties, Inc., 4.75%, Series Ca,b		31,500	600,075

TOTAL REAL ESTATE			1,538,654

UTILITIES—GAS—DISTRIBUTION	0.2%
NiSource, Inc., 6.50% to 3/15/24, Series Ba,b,c		20,000	522,000

UTILITIES—FOREIGN	0.2%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)[c]		25,000	609,500

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$32,833,776)			30,922,631

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	32.4%
BANKS	8.1%
Bank of America Corp., 6.10% to 3/17/25, Series AAa,b,c		$875,000	862,203

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
Bank of America Corp., 6.125% to 4/27/27, Series TTa,b,c		$920,000	$889,525
Bank of America Corp., 6.25% to 9/5/24, Series Xa,b,c		1,875,000	1,827,187
Bank of America Corp., 6.30% to 3/10/26, Series DDa,b,c		950,000	946,569
Bank of America Corp., 6.50% to 10/23/24, Series Za,b,c		975,000	968,058
Citigroup, Inc., 5.90% to 2/15/23[b,c]		350,000	343,794
Citigroup, Inc., 5.95% to 1/30/23[a,b,c]		1,839,000	1,806,450
Citigroup, Inc., 5.95% to 5/15/25, Series Pa,b,c		1,923,000	1,787,624
Citigroup, Inc., 6.25% to 8/15/26, Series Ta,b,c		1,475,000	1,441,643
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series Fb,c		750,000	737,859
Goldman Sachs Group, Inc./The, 4.95% to 2/10/25, Series Ra,b,c		614,000	554,338
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qa,b,c		1,250,000	1,211,312
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xa,b,c		975,000	911,064
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Ua,b,c		1,000,000	952,570
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,b,c		1,781,000	1,794,001
PNC Financial Services Group, Inc./The, 4.964% (3 Month US LIBOR + 3.678%), Series O (FRN)[a,b,d]		2,000,000	1,933,962
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series Ub,c		590,000	567,810
Wells Fargo & Co., 3.90% to 3/15/26, Series BBa,b,c		1,350,000	1,163,531
Wells Fargo & Co., 5.875% to 6/15/25, Series Ua,b,c		3,175,000	3,103,245

			23,802,745

BANKS—FOREIGN	13.6%
Banco Santander SA, 7.50% to 2/8/24 (Spain)[b,c,e,f]		1,000,000	981,250
Bank of Montreal, 5.625% to 4/26/27, due 5/26/82 (Canada)[c]		200,000	149,211
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)[a,b,c]		1,275,000	1,185,380
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)[a,b,c,f]		1,000,000	929,727
Barclays PLC, 6.375% to 12/15/25 (United Kingdom)[b,c,e,f]		800,000	898,733
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)[b,c,f]		1,000,000	1,171,043
Barclays PLC, 7.25% to 3/15/23 (United Kingdom)[b,c,e,f]		600,000	720,003
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[a,b,c,f]		2,400,000	2,364,000
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)[a,b,c,f,g]		1,000,000	962,500
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[a,b,c,f,g]		1,800,000	1,783,157
Commerzbank AG, 7.00% to 4/9/25 (Germany)[b,c,e,f]		800,000	739,608
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,b,c,f,g]		1,400,000	1,352,381
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,b,c,f,g]		2,600,000	2,572,349

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,b,c,f,g]		$1,200,000	$1,233,330
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)[a,b,c,f,g]		600,000	497,249
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)[a,b,c,f,g]		800,000	695,199
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[a,b,c,f,g]		800,000	764,115
Credit Suisse Group AG, 9.75% to 6/23/27, 144A (Switzerland)[b,c,f,g]		800,000	819,000
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)[a,b,c,f]		1,000,000	910,000
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)[a,b,c,f]		1,000,000	944,212
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)[b,c,e,f]		1,000,000	968,690
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[a,b,c,f,g]		600,000	541,949
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[a,b,c,f]		2,600,000	2,526,979
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[a,b,c,f]		2,400,000	2,345,213
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)[a,b,c,f]		2,800,000	2,598,141
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)[a,b,c,f]		2,400,000	2,380,752
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)[c]		1,600,000	1,170,926
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[a,b,c,f,g]		800,000	791,138
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (Sweden)[b,c,e,f]		400,000	393,124
UBS Group AG, 6.875% to 8/7/25 (Switzerland)[b,c,e,f]		2,000,000	1,946,290
UBS Group AG, 7.00% to 2/19/25 (Switzerland)[b,c,e,f]		2,000,000	1,986,928
UniCredit SpA, 8.00% to 6/3/24 (Italy)[b,c,e,f]		600,000	565,482

			39,888,059

COMMUNICATIONS—TOWERS	0.1%
SBA Communications Corp., 3.125%, due 2/1/29		142,000	116,570

ELECTRIC	1.3%
Dominion Energy, Inc., 4.65% to 12/15/24, Series Ba,b,c		1,050,000	938,320
Duke Energy Corp., 4.875% to 9/16/24[a,b,c]		1,275,000	1,163,438
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series Ba,c		1,778,000	1,598,386

			3,700,144

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
ELECTRIC—FOREIGN	0.4%
Electricite de France SA, 5.25% to 1/29/23, 144A (France)[a,b,c,g]		$1,350,000	$1,278,821

FINANCIAL	1.6%
Charles Schwab Corp./The, 4.00% to 12/1/30, Series Hb,c		1,000,000	771,000
Charles Schwab Corp./The, 5.00% to 6/1/27[a,b,c]		703,000	631,947
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Ga,b,c		2,050,000	2,034,625
Charles Schwab Corp./The, 6.106% (3 Month US LIBOR + 4.82%), (FRN)[a,b,d]		1,300,000	1,298,375

			4,735,947

INSURANCE	3.4%
LIFE/HEALTH INSURANCE	1.2%
MetLife, Inc., 10.75%, due 8/1/69		500,000	664,182
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[c]		1,150,000	1,123,757
Prudential Financial, Inc., 5.875% to 9/15/22, due 9/15/42[c]		275,000	270,772
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[c]		415,000	389,940
Voya Financial, Inc., 6.125% to 9/15/23, Series Aa,b,c		1,000,000	946,126

			3,394,777

LIFE/HEALTH INSURANCE—FOREIGN	1.5%
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)[a,b,c,g]		2,000,000	1,987,198
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)[b,c,e]		1,500,000	1,517,595
Kyobo Life Insurance Co., Ltd., 5.90% to 6/15/27, due 6/15/52, 144A (South Korea)[c,g]		400,000	399,732
Phoenix Group Holdings PLC, 4.75% to 6/4/26, due 9/4/31 (United Kingdom)[c,e]		600,000	561,006

			4,465,531

PROPERTY CASUALTY	0.3%
Markel Corp., 6.00% to 6/1/25[a,b,c]		915,000	903,563

PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 7.50% to 11/24/23, due 11/24/43, 144A (Australia)[a,c,g]		500,000	508,940

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
REINSURANCE	0.2%
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144Ac,g		$850,000	$683,886

TOTAL INSURANCE			9,956,697

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.2%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)[c]		550,000	541,148

OIL & GAS—FOREIGN	0.3%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)[a,b,c]		1,000,000	944,000

PIPELINES	0.7%
Energy Transfer LP, 7.125% to 5/15/30, Series Ga,b,c		2,191,000	1,885,688

PIPELINES—FOREIGN	0.5%
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)[a,c]		880,000	799,700
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[c]		576,000	548,640

			1,348,340

REAL ESTATE	0.7%
DIVERSIFIED	0.1%
Spirit Realty LP, 3.40%, due 1/15/30		350,000	303,431

FINANCE	0.2%
VICI Properties LP / VICI Note Co Inc, 5.75%, due 2/1/27, 144Ag		600,000	570,423

RETAIL—FOREIGN	0.4%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)[a,c,g]		1,300,000	1,159,847

TOTAL REAL ESTATE			2,033,701

TELECOMMUNICATION—FOREIGN	0.5%
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)[c,e]		1,600,000	1,539,021

UTILITIES	1.0%
ELECTRIC	0.4%
Edison International, 5.375% to 3/15/26, Series Aa,b,c		1,300,000	1,059,500

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
ELECTRIC—FOREIGN	0.6%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)[a,c]		$2,075,000	$1,731,217
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)[c,g]		200,000	205,569

			1,936,786

TOTAL UTILITIES			2,996,286

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$101,912,716)			94,767,167

		Number of Shares
SHORT-TERM INVESTMENTS	5.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.04%[h]		14,589,157	14,589,157

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$14,589,157)			14,589,157

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$482,578,762)	150.1%		439,553,925
WRITTEN OPTION CONTRACTS (Premiums received—$1,236,377)	(0.8)		(2,365,318)
LIABILITIES IN EXCESS OF OTHER ASSETS	(49.3)		(144,364,589)

NET ASSETS (Equivalent to $17.48 per share based on 16,755,000 shares of common stock outstanding)	100.0%		$292,824,018

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

Over-the-Counter Option Contracts

Written Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[i]	Premiums Received	Value
Call—American Homes 4 Rent	Goldman Sachs International	$35.23	7/15/22	(14,856)	$(526,497)	$(5,418)	$(15,544)
Call—American Tower Corp.	Goldman Sachs International	251.24	7/15/22	(14,211)	(3,632,189)	(41,382)	(130,172)
Call—Americold Realty Trust, Inc.	Goldman Sachs International	30.00	7/15/22	(24,956)	(749,678)	(5,393)	(22,130)
Call—Crown Castle International Corp.	Goldman Sachs International	165.53	7/15/22	(2,158)	(363,364)	(4,162)	(12,680)
Call—CubeSmart	Goldman Sachs International	43.09	7/15/22	(11,190)	(478,037)	(6,289)	(10,453)
Call—Digital Realty Trust, Inc.	Goldman Sachs International	134.65	7/15/22	(9,118)	(1,183,790)	(13,382)	(13,998)
Call—Equinix, Inc.	Goldman Sachs International	684.64	7/15/22	(685)	(450,059)	(3,711)	(5,254)
Call—Healthpeak Properties, Inc.	Goldman Sachs International	26.34	7/15/22	(27,934)	(723,770)	(6,961)	(13,149)
Call—Invitation Homes, Inc.	Goldman Sachs International	36.32	7/15/22	(44,016)	(1,566,089)	(15,516)	(23,916)
Call—iShares U.S. Real Estate ETF	Goldman Sachs International	92.17	7/15/22	(248,693)	(22,874,782)	(218,004)	(450,634)
Call—Kimco Realty Corp.	Goldman Sachs International	20.62	7/15/22	(17,321)	(342,436)	(3,599)	(4,675)
Call—Life Storage, Inc.	Goldman Sachs International	110.40	7/15/22	(4,761)	(531,613)	(6,789)	(14,982)
Call—Public Storage	Goldman Sachs International	316.36	7/15/22	(3,564)	(1,114,356)	(11,512)	(19,971)
Call—Realty Income Corp.	Goldman Sachs International	67.35	7/15/22	(24,463)	(1,669,844)	(18,837)	(48,154)
Call—Simon Property Group, Inc.	Goldman Sachs International	106.61	7/15/22	(12,213)	(1,159,258)	(11,359)	(2,380)
Call—VICI Properties, Inc.	Goldman Sachs International	30.19	7/15/22	(6,070)	(180,825)	(1,964)	(2,931)
Call—Welltower, Inc.	Goldman Sachs International	81.77	7/15/22	(23,107)	(1,902,861)	(21,441)	(52,054)
Call—American Tower Corp.	Goldman Sachs International	253.08	8/19/22	(17,477)	(4,466,946)	(108,843)	(241,150)
Call—Crown Castle International Corp.	Goldman Sachs International	167.67	8/19/22	(2,717)	(457,488)	(10,411)	(22,855)

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

Over-the-Counter Option Contracts—(Continued)

Written Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[i]	Premiums Received	Value
Call—Digital Realty Trust, Inc.	Goldman Sachs International	$136.44	8/19/22	(11,643)	$(1,511,611)	$(37,878)	$(44,736)
Call—Equinix, Inc.	Goldman Sachs International	693.37	8/19/22	(818)	(537,442)	(10,969)	(17,242)
Call—Healthpeak Properties, Inc.	Goldman Sachs International	26.94	8/19/22	(34,442)	(892,392)	(11,927)	(25,659)
Call—Invitation Homes, Inc.	Goldman Sachs International	36.85	8/19/22	(54,179)	(1,927,689)	(32,171)	(54,318)
Call—iShares U.S. Real Estate ETF	Goldman Sachs International	92.75	8/19/22	(248,693)	(22,874,782)	(436,010)	(795,027)
Call—Kimco Realty Corp.	Goldman Sachs International	21.23	8/19/22	(21,884)	(432,647)	(8,115)	(12,553)
Call—Life Storage, Inc.	Goldman Sachs International	113.26	8/19/22	(6,021)	(672,305)	(14,724)	(28,408)
Call—Public Storage	Goldman Sachs International	319.17	8/19/22	(4,395)	(1,374,185)	(32,946)	(50,018)
Call—Realty Income Corp.	Goldman Sachs International	67.43	8/19/22	(30,825)	(2,104,115)	(48,432)	(91,848)
Call—Simon Property Group, Inc.	Goldman Sachs International	112.65	8/19/22	(15,032)	(1,426,837)	(19,103)	(11,197)
Call—VICI Properties, Inc.	Goldman Sachs International	30.65	8/19/22	(11,360)	(338,414)	(7,275)	(10,537)
Call—Welltower, Inc.	Goldman Sachs International	81.63	8/19/22	(29,591)	(2,436,819)	(61,854)	(116,693)
				(978,393)	$(80,903,120)	$(1,236,377)	$(2,365,318)

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)[j]	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation
$37,000,000	2.201%	Monthly	1.520%	Monthly	10/1/25	$618,796	$—	$618,796
14,500,000	2.360	Monthly	1.520	Monthly	12/18/25	167,083	—	167,083
37,000,000	1.957	Monthly	1.520	Monthly	3/1/26	996,304	—	996,304
37,000,000	1.557	Monthly	1.520	Monthly	3/1/27	1,896,582	—	1,896,582

						$3,678,765	$—	$3,678,765

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the period March 2, 2022 through June 30, 2022, which was the period the Fund had interest rate swap contracts outstanding.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	1,728,906	USD	1,368,417	7/5/22	$25,265
Brown Brothers Harriman	GBP	2,454,547	USD	3,097,786	7/5/22	109,865
Brown Brothers Harriman	USD	148,780	GBP	121,712	7/5/22	(620)
Brown Brothers Harriman	USD	1,340,424	CAD	1,728,906	7/5/22	2,728
Brown Brothers Harriman	USD	2,832,832	GBP	2,332,835	7/5/22	6,929
Brown Brothers Harriman	GBP	2,317,775	USD	2,815,633	8/2/22	(7,153)
Brown Brothers Harriman	CAD	1,707,585	USD	1,323,791	8/3/22	(2,750)
						$134,264

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
USD	United States Dollar
SOFR	Secured Over Night Financing Rate
OIS	Overnight Indexed Swap
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

[a]	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $313,309,944 in aggregate has been pledged as collateral.
[b]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[c]	Security converts to floating rate after the indicated fixed-rate coupon period.
[d]	Variable rate. Rate shown is in effect at June 30, 2022.
[e]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $12,817,730 which represents 4.4% of the net assets of the Fund, of which 0.0% are illiquid.

[f]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $37,382,542 which represents 12.8% of the net assets of the Fund (8.5% of the managed assets of the Fund).

[g]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $18,407,051 which represents 6.3% of the net assets of the Fund, of which 0.0% are illiquid.

[h]	Rate quoted represents the annualized seven-day yield.
[i]	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
[j]	Based on 1-Month USD-SOFR-OIS. Represents rates in effect at June 30, 2022.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$482,578,762)	$439,553,925
Cash collateral pledged for interest rate swap contracts	2,994,282
Cash collateral pledged for over-the-counter option contracts	2,450,000
Foreign currency, at value (Identified cost—$78,534)	78,773
Receivable for:
Dividends and interest	2,168,632
Investment securities sold	521,114
Unrealized appreciation on forward foreign currency exchange contracts	144,787

Total Assets	447,911,513

LIABILITIES:
Written option contracts, at value (Premiums received—$1,236,377)	2,365,318
Unrealized depreciation on forward foreign currency exchange contracts	10,523
Payable for:
Credit agreement	147,000,000
Investment securities purchased	3,847,576
Variation margin on interest rate swap contracts	745,696
Investment management fees	366,004
Dividends and distributions declared	319,502
Interest expense	250,349
Administration fees	21,960
Other liabilities	160,567

Total Liabilities	155,087,495

NET ASSETS	$292,824,018

NET ASSETS consist of:
Paid-in capital	$335,100,000
Total distributable earnings/(accumulated loss)	(42,275,982)

$292,824,018

NET ASSET VALUE PER SHARE:
($292,824,018 ÷ 16,755,000 shares outstanding)	$17.48

MARKET PRICE PER SHARE	$16.14

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(7.67)%

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

STATEMENT OF OPERATIONS

For the Period February 24, 2022a through June 30, 2022 (Unaudited)

Investment Income:
Dividend income (net of $1,453 of foreign withholding tax)	$3,624,713
Interest income	1,418,775

Total Investment Income	5,043,488

Expenses:
Investment management fees	1,508,481
Interest expense	670,703
Administration fees	119,204
Professional fees	47,587
Shareholder reporting expenses	40,065
Custodian fees and expenses	18,397
Transfer agent fees and expenses	10,302
Trustees’ fees and expenses	3,068
Miscellaneous	23,543

Total Expenses	2,441,350

Net Investment Income (Loss)	2,602,138

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	711,712
Written option contracts	251,460
Interest rate swap contracts	(377,649)
Forward foreign currency exchange contracts	111,416
Foreign currency transactions	(6,562)

Net realized gain (loss)	690,377

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(43,024,837)
Written option contracts	(1,128,941)
Interest rate swap contracts	3,678,765
Forward foreign currency exchange contracts	134,264
Foreign currency translations	(188)

Net change in unrealized appreciation (depreciation)	(40,340,937)

Net Realized and Unrealized Gain (Loss)	(39,650,560)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(37,048,422)

[a]	Commencement of investment operations.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

For the Period February 24, 2022[a] through June 30, 2022
Change in Net Assets:
From Operations:
Net investment income (loss)	$2,602,138
Net realized gain (loss)	690,377
Net change in unrealized appreciation (depreciation)	(40,340,937)

Net increase (decrease) in net assets resulting from operations	(37,048,422)

Distributions to Shareholders	(5,227,560)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	335,000,000

Total increase (decrease) in net assets	292,724,018
Net Assets:
Beginning of period	100,000

End of period	$292,824,018

[a]	Commencement of investment operations.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

STATEMENT OF CASH FLOWS

For the Period February 24, 2022a through June 30, 2022 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(37,048,422)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(508,826,381)
Proceeds from sales and maturities of long-term investments	44,493,689
Net purchases, sales and maturities of short-term investments	(14,589,157)
Net amortization of premium on investments in securities	381,261
Net increase in dividends and interest receivable and other assets	(2,168,632)
Net increase in interest expense payable, accrued expenses and other liabilities	798,880
Net increase in payable for variation margin on interest rate swap contracts	745,696
Net increase in premiums received from written option contracts	1,236,377
Net change in unrealized depreciation on written option contracts	1,128,941
Net change in unrealized depreciation on investments in securities	43,024,837
Net change in unrealized appreciation on forward foreign currency exchange contracts	(134,264)
Net realized gain on investments in securities	(711,712)

Cash used for operating activities	(471,668,887)

Cash Flows from Financing Activities:
Increase in net assets from Fund share transactions	335,000,000
Drawdown on revolving credit agreement	147,000,000
Dividends and distributions paid	(4,908,058)

Cash provided by financing activities	477,091,942

Increase (decrease) in cash and restricted cash	5,423,055
Cash and restricted cash at beginning of period (including foreign currency)	100,000
Cash and restricted cash at end of period (including foreign currency)	$5,523,055

Supplemental Disclosure of Cash Flow Information:

For the period February 24, 2022 (commencement of investment operations) through June 30, 2022, interest paid was $420,354.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

STATEMENT OF CASH FLOWS—(Continued)

For the Period February 24, 2022a through June 30, 2022 (Unaudited)

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Restricted cash	$5,444,282
Foreign currency	78,773

Total cash and restricted cash shown on the Statement of Cash Flows	$5,523,055

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts and cash collateral pledged for over-the-counter option contracts.

[a]	Commencement of investment operations.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Data:	For the Period February 24, 2022[a] through June 30, 2022
Net asset value, beginning of period	$20.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.22
Net realized and unrealized gain (loss)	(2.43)

Total from investment operations	(2.21)

Less dividends and distributions to shareholders from:

Net investment income	(0.31)

Total dividends and distributions to shareholders	(0.31)

Net increase (decrease) in net asset value	(2.52)

Net asset value, end of period	$17.48

Market value, end of period	$16.14

Total net asset value return[c]	–11.06%[d]

Total market value return[c]	–17.88%[d]

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Ratios/Supplemental Data:	For the Period February 24, 2022[a] through June 30, 2022

Net assets, end of period (in millions)	$292.8

Ratios to average daily net assets:

Expenses	2.24%[e]

Ratio of expenses to average daily net assets (excluding interest expense)	1.61%[e]

Ratio of net investment income (loss) to average daily net assets	2.46%[e]

Ratio of expenses to average daily managed assets[f]	1.59%[e]

Portfolio turnover rate	11%[d]

Revolving Credit Agreement

Asset coverage ratio for revolving credit agreement	299%

Asset coverage per $1,000 for revolving credit agreement	$2,992

Amount of loan outstanding (in millions)	$147.0

[a]	Commencement of investment operations.
[b]	Calculation based on average shares outstanding.
[c]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[d]	Not annualized.
[e]	Ratios for periods less than one year are annualized. Certain professional and shareholder reporting expenses incurred by the Fund are not annualized for periods less than one year.
[f]	Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Real Estate Opportunities and Income Fund, a Maryland statutory trust, (the Fund), was organized on April 26, 2021, and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management statutory trust. The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation. Investment operations commenced on February 24, 2022.

The Fund has a limited term and intends to terminate as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, which the Fund expects to occur on or about February 23, 2034 (the Dissolution Date); provided that the Fund’s Board of Trustees may, by a vote of the majority of the Board of Trustees and seventy-five percent (75%) of the members of the Board of Trustees of who either (i) have been a member of the Board of Trustees for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees (a Board Action Vote), without shareholder approval, extend the Dissolution Date (i) once for up to one year, and (ii) once for up to an additional one year, to a date up to and including two years after the initial Dissolution Date, which later date shall then become the Dissolution Date.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Trustees.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Trustees delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Trustees. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Trustees. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2022 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$299,274,970	$—	$—	$299,274,970
Preferred Securities— $25 Par Value	30,922,631	—	—	30,922,631
Preferred Securities—Capital Securities	—	94,767,167	—	94,767,167
Short-Term Investments	—	14,589,157	—	14,589,157

Total Investments in Securities[a]	$330,197,601	$109,356,324	$—	$439,553,925

Forward Foreign Currency Exchange Contracts	$—	$144,787	$—	$144,787
Interest Rate Swap Contracts	—	3,678,765	—	3,678,765

Total Derivative Assets[a]	$—	$3,823,552	$—	$3,823,552

Forward Foreign Currency Exchange Contracts	$—	$(10,523)	$—	$(10,523)
Written Option Contracts	—	(2,365,318)	—	(2,365,318)

Total Derivative Liabilities[a]	$—	$(2,375,841)	$—	$(2,375,841)

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

underlying investments. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the period February 24, 2022 (commencement of investment operations) through June 30, 2022, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain and tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2022, the Fund’s fiscal year end.

Distributions Subsequent to June 30, 2022: The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report.

Ex-Date	Record Date	Payable Date	Amount
7/12/22	7/13/22	7/29/22	$0.104
8/16/22	8/17/22	8/31/22	$0.104
9/13/22	9/14/22	9/30/22	$0.104

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividends and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for the current tax year and has concluded that as of June 30, 2022, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the current tax year for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Trustees.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily managed assets of the Fund. Managed

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

assets are equal to the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred shares issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund, if any.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the period February 24, 2022 (commencement of investment operations) through June 30, 2022, the Fund incurred $90,509 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Trustees’ and Officers’ Fees: Certain trustees and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to trustees and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $1,108 for the period February 24, 2022 (commencement of investment operations) through June 30, 2022.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the period February 24, 2022 (commencement of investment operations) through June 30, 2022, totaled $512,673,957 and $43,981,668, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2022 and the effect of derivatives held during the period ended June 30, 2022, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts	—	$—	Written option contracts, at value	$2,365,318

Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	144,787	Unrealized depreciation	10,523

Interest Rate Risk:
Interest Rate Swap Contracts[b]	—	—	Payable for variation margin on interest rate swap contracts	3,678,765	[c]

[a]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

[b]	Not subject to a master netting agreement or another similar arrangement.

[c]

Amount represents the cumulative net appreciation on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin payable to the broker.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	$251,460	$(1,128,941)

Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	111,416	134,264

Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	(377,649)	3,678,765

At June 30, 2022, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Equity Risk:
Written Option Contracts—Over-the-Counter	$—	$2,365,318

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received and pledged by the Fund, if any, as of June 30, 2022:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Goldman Sachs International	$2,365,318	$—	$(2,365,318)	$—

[a]	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
[b]	Net amount represents the net receivable from the counterparty or net payable due to the counterparty in the event of default.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the period February 24, 2022 (commencement of investment operations) through June 30, 2022:

	Written Option Contracts[a]	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$85,419,839	$3,245,725

[a]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

As of June 30, 2022, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$482,578,762

Gross unrealized appreciation on investments	$8,967,270
Gross unrealized depreciation on investments	(49,308,208)

Net unrealized appreciation (depreciation) on investments	$(40,340,938)

Note 6. Capital Stock

Under the Amended and Restated Declaration of Trust, the Fund is authorized to issue an unlimited number of shares of beneficial interest. On February 24, 2022, the Fund completed the initial public offering of 15,250,000 shares of common stock. Proceeds paid to the Fund amounted to approximately $305,000,000. In connection with the Fund’s initial public offering, the Fund granted the underwriters an option to purchase an additional 2,287,500 shares of common stock at the public offering price of $20.00 per share within 45 days of the date of the Fund’s prospectus, February 23, 2022 (the overallotment option). On March 25, 2022, the overallotment option was partially exercised, whereby underwriters exercised this option to purchase 1,500,000 shares of common stock. Proceeds paid to the Fund amounted to $30,000,000.

During the period February 24, 2022 (commencement of investment operations) through June 30, 2022, the Fund issued no shares of common stock for the reinvestment of dividends.

On December 7, 2021, at the organizational meeting of the Board of Trustees of the Fund, the Board of Trustees approved the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2022 through December 31, 2022.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Borrowings

On March 1, 2022, the Fund entered into a $160,000,000 margin loan and security agreement (the loan agreement) with Bank of America, N.A. (Bank of America). Subsequently, the Fund entered into an amendment to the loan agreement on April 14, 2022, whereby the limit of the security agreement was lowered to $147,000,000. Borrowings under the loan agreement bear interest based on the Secured Overnight Financing Rate (SOFR) and a fixed rate. The Fund will pay a fee of 0.20% per annum, on any unutilized portion of the loan agreement. The loan agreement has a 360-day evergreen provision whereby Bank of America may terminate this agreement upon 360 days’ notice, but the Fund may terminate on 60 days’ notice to Bank of America. The Fund is required to pledge securities and/or cash as collateral. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the loan agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the loan agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of June 30, 2022, the Fund had outstanding borrowings of $147,000,000 at a current rate of 2.4%. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the period March 8, 2022 through June 30, 2022, the Fund borrowed an average daily balance of $138,243,478 at a weighted average borrowing cost of 1.5%.

Note 8. Other Risks

Limited Operating History: As a newly organized entity, the Fund has limited operating history. The Fund’s common shares have a limited history of public trading. See Note 1 in Notes to the Financial Statements.

Market Price Discount from Net Asset Value Risk: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, Fund shares may trade at, above or below NAV.

Non-Diversified Status Risk: Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.

Investing in Real Estate Securities Risk: Risks of investing in real estate securities are similar to those associated with direct investments in real estate, including falling property values due to increasing vacancies or declining rents resulting from economic, legal, political or technological developments, lack of liquidity, limited diversification and sensitivity to certain economic factors such as interest rate changes and market recessions. Foreign securities involve special risks, including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

standards. Some international securities may represent small- and medium-sized companies, which may be more susceptible to price volatility and less liquidity than larger companies.

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Real Estate Market Risk: Since the Fund concentrates its assets in companies in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further,

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer maybe able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund maybe forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior toa specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may incur applicable breakage fees under the Fund’s credit arrangement and may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Options Risk: Gains on options transactions depend on the investment manager’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by COVID-19, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The COVID-19 pandemic and its effects are expected to continue, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework, including how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russian individuals and entities. The extent and duration of the military action, sanctions imposed and other punitive actions taken and resulting future market disruptions in Europe and globally cannot be easily predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority the (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) ceased publication of most LIBOR settings at the end of 2021 and the IBA is expected to cease

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

publication of a majority of U.S. dollar LIBOR settings after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the SOFR for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.

There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be a less effective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission (SEC)’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition to recently adopted Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. New Accounting Pronouncement

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (ASU 2021-01), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, and the reference rate reform initiatives that regulators have undertaken to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management does not expect any impact to the Fund’s net assets or results of operations.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2022 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-277-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-277-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-277-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

OFFICERS AND DIRECTORS

Joseph M. Harvey

Trustee, Chairman and Vice President

Adam M. Derechin

Trustee

Michael G. Clark

Trustee

George Grossman

Trustee

Dean A. Junkans

Trustee

Gerald J. Maginnis

Trustee

Jane F. Magpiong

Trustee

Daphne L. Richards

Trustee

Ramona Rogers-Windsor

Trustee

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Yigal D. Jhirad

Vice President

William F. Scapell

Vice President

Mathew Kirschner

Vice President

Jason Yablon

Vice President

Elaine Zaharis-Nikas

Vice President

Jerry Dorost

Vice President

KEY INFORMATION

Investment Manager and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	RLTY

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

eDelivery AVAILABLE

Stop traditional mail delivery;

receive your shareholder reports

and prospectus online.

Sign up at cohenandsteers.com

Cohen & Steers

Real Estate

Opportunities and

Income Fund

(RLTY)

Semiannual Report June 30, 2022

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at anytime. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

RLTYSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)	Not Applicable.

(b)	Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during the fiscal year ended December 31, 2021.

(b)	The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended December 31, 2021.

Item 13. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: September 7, 2022